UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2022

GOLDEN DEVELOPING SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56051	82-2911016
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 460573, Fort Lauderdale, FL 33346

(Address of Principal Executive Office) (Zip Code)

(623) 826-5206

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Assignment and Assumption Agreement One

On October 14, 2022, Renown Pharmaceuticals, LLC, a Delaware limited liability company (“Renown”) which is managed and wholly-owned by Golden Developing Solutions, Inc., a Nevada corporation (the “Company”) and managed by COD Management, LLC (“COD”), entered into an assignment and assumption agreement (the "Assignment and Assumption Agreement One”) with Orchard Tails, LLC, a Delaware limited liability company which is a wholly owned subsidiary of the Company (“Orchard”), to assign that certain Purchase Agreement, dated as of September 23, 2022 (the “COD Purchase Agreement”), pursuant to which Renown assigned to Orchard all of Renown’s right, title and interest in the COD Purchase Agreement, such that Orchard shall be the “Buyer” for all purposes of the COD Purchase Agreement.

The Assignment and Assumption Agreement One is joined by COD, as “Seller One”, for purposes of evidencing the agreement and consent of Seller One to the transactions set forth therein.

The foregoing description of the Assignment and Assumption Agreement One does not purport to be complete and is qualified in its entirety by reference to the full text of the Assignment and Assumption Agreement One, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Assignment and Assumption Agreement Two

On October 17, 2022, the Company entered into an assignment and assumption agreement (the “Assignment and Assumption Agreement Two”) with Orchard, to assign that certain Asset Purchase and Sale Agreement, dated as of September 28, 2022 (the “Jai Chamunda Purchase Agreement”), pursuant to which the Company assigned to Orchard all of the Company’s right, title and interest in the Jai Chamunda Purchase Agreement, such that Orchard shall be the “Buyer” for all purposes of the Jai Chamunda Purchase Agreement. The Company is also party to a Distribution Agreement, dated as of September 28, 2022, which was assigned to Orchard concurrently with the Jai Chamunda Purchase Agreement.

The Assignment and Assumption Agreement Two is joined by Jai Chamunda New Hudson LLC, a Michigan limited liability company (“Jai Chamunda”), as “Seller Two”, and by SRX, LLC, a Tennessee limited liability company (“Stillwell”), in each case for purposes of evidencing the agreement and consent of Seller Two and Stillwell to the transactions set forth therein.

The foregoing description of the Assignment and Assumption Agreement Two does not purport to be complete and is qualified in its entirety by reference to the full text of the Assignment and Assumption Agreement Two, a copy of which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As disclosed by the Company on its Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 6, 2022:

•	On September 23, 2022, Renown entered into the COD Purchase Agreement, pursuant to which Renown was to purchase certain assets currently utilized in the operation of COD’s pharmacy located at 23133 Orchard Lake Rd. Suite 101, Farmington, MI 48336.

The purchase price under the Purchase Agreement was established on the basis of the following assets:

(a)	COD’s salable and usable merchandise inventory at the pharmacy, which is valued at the original, actual cost to COD;
(b)	Non-leased furniture, fixtures, equipment, computers, transferable software, telephone numbers, and other items of a similar nature including fixtures and equipment at the pharmacy, which is valued at $10,000;
(c)	All prescription lists, patient profiles, customer lists, prescription files, and other records relating to the pharmacy and goodwill as of September 23, 2022, which together are valued at $255,000, and
(d)	A covenant not to compete which will be binding upon Seller, and its officers, directors and shareholders, which is valued at $10,000.

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The COD Purchase Agreement closed on October 14, 2022, on which date the Company paid COD a purchase price in the amount of $300,200.

•	On September 28, 2022, the Company entered into the Jai Chamunda Purchase Agreement, pursuant to which the Company was to purchase certain assets currently utilized in the operation of Jai Chamunda New Hudson LLC’s pharmacy located at 56270 Grand River Ave., New Hudson, MI 48165.

The purchase price under the Jai Chamunda Purchase Agreement was $1,350,000, which included inventory of $450,000, Rx Data of $890,000 and member’s non-compete contribution of $10,000. Closing was not conditioned on the completion of the any due diligence.

After closing, the Company was required to engage Jai Chamunda for a period of thirty (30) days commencing from the closing date, no more than five (5) days a week (Monday to Friday), for a maximum of forty (40) hours per week, if necessary. The Company also agreed to compensate Jai Chamunda at the rate of $125 per hour, which payment shall be made on a bi-weekly basis upon Jai Chamunda submitting an invoice to the Company.

The Jai Chamunda Purchase Agreement closed on October 17, 2022, on which date the Company paid Jai Chamunda the purchase price of $1,452,053.20. As of the closing, the Company began its engagement of Jai Chamunda at the rate of $125 per hour.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of COD Management, LLC for the years ended December 31, 2021 and 2020 and the unaudited interim financial statements of COD Management, LLC for the three-month period ended June 30, 2022 will be filed with an amendment to this Current Report on Form 8-K as Exhibit 99.1 within 71 calendar days of the closing date of October 14, 2022.

The audited financial statements of Jai Chamunda New Hudson LLC for the years ended December 31, 2021 and 2020 and the unaudited interim financial statements of Jai Chamunda New Hudson LLC for the three-month period ended June 30, 2022 will be filed with an amendment to this Current Report on Form 8-K as Exhibit 99.2 within 71 calendar days of the closing date of October 17, 2022.

(b) Pro Forma Financials.

The unaudited pro forma condensed combined financial statements of the Company and COD Management, LLC for the years ended December 31, 2021 and 2020, and the three months ended March 31, 2022 will be filed with an amendment to this Current Report on Form 8-K as Exhibit 99.3 within 71 calendar days of the closing date of October 14, 2022.

The unaudited pro forma condensed combined financial statements of the Company and Jai Chamunda New Hudson LLC for the years ended December 31, 2021 and 2020, and the three months ended March 31, 2022 will be filed with an amendment to this Current Report on Form 8-K as Exhibit 99.4 within 71 calendar days of the closing date of October 17, 2022.

(c) Shell Company Transaction.

Not applicable.

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(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1**	Assignment and Assumption Agreement, dated October 14, 2022, as between the registrant’s wholly-owned subsidiary Renown Pharmaceuticals, LLC and COD Management, LLC.
10.2**	Assignment and Assumption Agreement, dated October 17, 2022, as between the registrant and Jai Chamunda New Hudson LLC.
99.1***	Audited Financial Statements of COD Management, LLC for the years ended December 31, 2021 and 2020 and Unaudited Interim Financial Statements of COD Management, LLC for the quarter ended June 30, 2022.
99.2***	Audited Financial Statements of Jai Chamunda New Hudson LLC for the years ended December 31, 2021 and 2020 and Unaudited Interim Financial Statements of Jai Chamunda New Hudson LLC for the quarter ended June 30, 2022.
99.3***	Unaudited Pro forma financial statements of the Company and COD Management, LLC as of December 31, 2021, December 31, 2020, and June 30, 2022.
99.4***	Unaudited Pro forma financial statements of the Company and Jai Chamunda New Hudson LLC as of December 31, 2021, December 31, 2020 and June 30, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

**Furnished herewith.
***To be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN DEVELOPING SOLUTIONS, INC.

Date: October 20, 2022	By:	/s/ Stavros Triant
Stavros Triant, Chief Executive Officer

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